EXECUTION VERSION

AMENDMENT NO. 3 TO AMENDED AND RESTATED SENIOR
SECURED REVOLVING CREDIT AGREEMENT
This AMENDMENT NO. 3 (this “Amendment) dated as of September 1, 2017, is made with respect to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 28, 2015 (as amended by that certain Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 16, 2016, and by that certain Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 8, 2017, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MEDLEY CAPITAL CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and solely for purposes of Section 2.8, MCC INVESTMENT HOLDINGS LLC, a Delaware limited liability company (“MCCIH”), MCC INVESTMENT HOLDINGS SENDERO LLC, a Delaware limited liability company (“MCCIHS”), MCC INVESTMENT HOLDINGS RT1 LLC, a Delaware limited liability company (“MCC RT1”), MCC INVESTMENT HOLDINGS OMNIVERE LLC, a Delaware limited liability company (“MCC Omnivere”), MCC INVESTMENT HOLDINGS AMVESTAR, LLC, a Delaware limited liability company (“MCC Amvestar”), MCC INVESTMENT HOLDINGS AAR, LLC, a Delaware limited liability company (together with MCCIH, MCCIHS, MCC RT1, MCC Omnivere and MCC Amvestar, the “Subsidiary Guarantors”, and together with the Borrower, the “Obligors”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower; and
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment;
NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION I AMENDMENT TO CREDIT AGREEMENT
Effective as of the Third Amendment Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

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(a)    Section 6.07(c) of the Credit Agreement is hereby amended by deleting the ratio “2.50 to 1” therein and replacing it with the ratio “1.50 to 1.00”.
(b)    Sections 9.01(a)(i) and 9.01(a)(ii) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:
“(i)    if to the Borrower, to it at:
Medley Capital Corporation
280 Park Avenue, 6th Floor
New York, New York 10017
Attention: Richard Allorto
Telecopy Number: (212) 759-0091
Direct Telephone: (646) 465-7898
Main Telephone: (212) 759-0777
E-mail: rallorto@medleycapital.com
with a copy to (which shall not
constitute notice):

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036
Attention: Jay R. Alicandri, Esq.
Telecopy Number: 212-698-3599
E-mail: jay.alicandri@dechert.com

(i)	if to the Administrative Agent, to it at:
ING Capital LLC
1133 Avenue of the Americas
New York, New York 10036
Attention: Min Jiang
Telecopy Number: (646) 424–8225
Telephone Number: (646) 815–3682
E-mail: min.jiang@ing.com and
DLNYLoanAgencyTeam@ing.com
with a copy to (which shall not
constitute notice):

ING Capital LLC
1133 Avenue of the Americas
New York, New York 10036
Attention: Dominik Breuer
Telecopy Number: (646) 424-6919

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Telephone Number: (646) 424-6269
E-mail: dominik.breuer@ing.com
with a copy to (which shall not
constitute notice):

Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Attention: Andrew J. Klein, Esq.
Telecopy Number: (212) 859-4000
Telephone Number: (212) 859-8030
E-mail: andrew.klein@friedfrank.com”
SECTION II     MISCELLANEOUS
2.1.      Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Third Amendment Effective Date”) on which the Borrower and each Subsidiary Guarantor party hereto have satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):
(a)    Documents. The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:
(1)    Executed Counterparts. From each of the Lenders, the Administrative Agent and the Obligors, either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.
(2)    Term Loan Amendment No. 3. The Amendment No. 3, dated as of the date hereof, with respect to the Amended and Restated Senior Secured Term Loan Credit Agreement, dated as of July 28, 2015 (as amended by that certain Amendment No. 1 to Term Loan Credit Agreement, dated as of September 16, 2016, and by that certain Amendment No. 2 to Amended and Restated Senior Secured Term Loan Credit Agreement, dated as of February 8, 2017, and as further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement”), among the Borrower, the lenders party thereto and ING Capital LLC, as administrative agent for the lenders under the Term Loan Credit Agreement, duly executed and delivered by each of the parties thereto.
(b)    Term Loan Prepayment. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Borrower shall have prepaid the Term Loans on or prior to the Third Amendment Effective Date in an aggregate principal amount of not less than $72,000,000.

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(c)    Fees and Expenses. The Borrower shall have paid in full (x) to the Administrative Agent, for the account of each Lender party hereto, an amendment fee in an amount equal to ten basis points (0.10%) of the aggregate principal amount of such Lender’s Commitments as of the Third Amendment Effective Date and (y) all other fees and expenses owing related to this Amendment and the Credit Agreement owing on Effective Date due to any Lender on the Third Amendment Effective Date.
(d)    Other Documents. The Administrative Agent shall have received such other documents, instruments, certificates, opinions and information as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.
The contemporaneous exchange and release of executed signature pages by each of the Persons contemplated to be a party hereto shall render this Amendment effective and any such exchange and release of such executed signature pages by all such persons shall constitute satisfaction or waiver (as applicable) of any condition precedent to such effectiveness set forth above.
2.2.     Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Third Amendment Effective Date and after giving effect to this Amendment:
(a)     This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors, and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors enforceable in accordance with its terms. The Credit Agreement, as amended by the Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.
(b)    The representations and warranties set forth in Article 3 of the Credit Agreement as amended by this Amendment and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Third Amendment Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the Third Amendment Effective Date.
(c)    No Default or Event of Default has occurred or is continuing under the Credit Agreement.
2.3.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

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2.4.     Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent, (but excluding, for the avoidance of doubt, the allocated costs of internal counsel).
2.5.     GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
2.6.     Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09, 9.10 and 9.12 of the Credit Agreement are hereby incorporated by reference with respect to Section I.
2.7.     Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.
2.8.     Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantors hereby to the extent applicable as of the Third Amendment Effective Date (i) consents to this Amendment and the transactions contemplated, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) confirms its guarantee (solely in the case of Subsidiary Guarantors) and affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such guarantee and/or grant is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
MEDLEY CAPITAL CORPORATION, as Borrower

By:     /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

MCC INVESTMENT HOLDINGS LLC, as Subsidiary Guarantor

By:	Medley Capital Corporation, a Delaware corporation, its managing member

By:	MCC Advisors, LLC, a Delaware limited liability company, its investment manger

By:     /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

MCC INVESTMENT HOLDINGS SENDERO LLC, as Subsidiary Guarantor

By:	Medley Capital Corporation, a Delaware corporation, its managing member

By:	MCC Advisors, LLC, a Delaware limited liability company, its investment manger

By:     /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

MCC INVESTMENT HOLDINGS RT1 LLC, as Subsidiary Guarantor

By:     /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

MCC INVESTMENT HOLDINGS OMNIVERE LLC, as Subsidiary Guarantor

By:     /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

MCC INVESTMENT HOLDINGS AMVESTAR, LLC, as Subsidiary Guarantor

By:	Medley Capital Corporation, a Delaware corporation, its managing member

By:	MCC Advisors, LLC, a Delaware limited liability company, its investment manger

By:     /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

MCC INVESTMENT HOLDINGS AAR, LLC, as Subsidiary Guarantor

By:	Medley Capital Corporation, a Delaware corporation, its managing member

By:	MCC Advisors, LLC, a Delaware limited liability company, its investment manger

By:     /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent and a Lender

By:     /s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:     /s/ Dominik Breuer
Name: Dominik Breuer
Title: Vice President

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender
By:     /s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:     /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory
By:     /s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:     /s/ Richard Andersen
Name: Richard Andersen
Title: Designated Signer

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

CITY NATIONAL BANK, as a Lender
By:     /s/ Brandon L. Feitelson
Name: Brandon L. Feitelson, C.F.A.
Title: Senior Vice President

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

SIGNATURE BANK, as a Lender
By:     /s/ Richard Ohl
Name: Richard Ohl
Title: Vice President, Sr. Lender

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender
By:     /s/ Michael Kusner
Name: Michael Kusner
Title: Vice President, J.P.Morgan

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

STATE STREET BANK AND TRUST COMPANY, as a Lender
By:     /s/ John T. Daley
Name: John T. Daley
Title: Vice President

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

BANKUNITED N.A., as a Lender
By:     /s/ George Manchenko
Name: George Manchenko
Title: Vice President

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

EVERBANK COMMERCIAL FINANCE, INC., as a Lender
By:     /s/ John Dale
Name: John Dale
Title: Managing Director

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

ALOSTAR BANK OF COMMERCE, as a Lender
By:     /s/ Edward Carpenter
Name: Edward Carpenter
Title: Director

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]

CUSTOMERS BANK, as a Lender
By:     /s/ Lyle P. Cunningham
Name: Lyle P. Cunningham
Title: Senior Vice President

[Amendment No. 3 to Amended and Restated Revolving Credit Agreement]